LHA TACTICAL BETA VARIABLE SERIES FUND

Supplement to the Prospectus

and

Statement of Additional Information

dated

May 1, 2022

Supplement dated September 13, 2022

The Board of Trustees has determined that it is in the best interest of shareholders to liquidate the LHA Tactical Beta Variable Series Fund (the “Fund”).

As of the date of this supplement, the Fund is no longer accepting purchase orders for its shares and it will close effective October 7, 2022 (the “Closing Date”). Shareholders who are insurance company separate accounts or qualified plans may redeem Fund shares at any time prior to the Closing Date. Individual investors may redeem Fund shares through their variable annuity or variable life insurance contract. Procedures for redeeming an account, including reinvested distributions, are contained in the section “How to Redeem Shares” of the Fund’s Prospectus. Any shareholders that have not redeemed their shares of the Fund prior to the Closing Date will have their shares automatically redeemed as of that date, with proceeds being sent to the address of record.

Effective immediately, the Fund is no longer intends to pursue its investment objective. All holdings in the Fund’s portfolio are held in cash. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional Fund shares, unless you have requested payment in cash.

* * * * * *

This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. The Prospectus and a Statement of Additional Information dated May 1, 2022 have been filed with the Securities and Exchange Commission and are incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at 1-833-351-2991 or visiting www.lhafunds.com.